SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   Form 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 26, 1997

                          TRANSMEDIA ASIA PACIFIC, INC.
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             (Exact name of Registrant as specified in its charter)

    Delaware                    0-26368                   13-3760219
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(State or other            (Commission File           (I.R.S. Employer
jurisdiction of            Number)                    Identification No.)
incorporation)

       1 Hurlingham Business Park, Sullivan Road, London, England SW6 3DU
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            (Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code:

                               011 44 171 610 6776
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Item 4. Change in Registrant's Certifying Accountants

      Effective September 26, 1997, KPMG resigned as auditor of Transmedia Asia Pacific, Inc. (the "Registrant"). There have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The audit report of KPMG for the year ended September 30, 1996, contained no adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. KPMG did not perform an audit for the year ended September 30, 1995.

            Effective immediately, BDO Stoy Hayward has been engaged as the Registrant's new auditor.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

     (a),(b) Not applicable

     (c) Exhibits.

     16.1 Letter from KPMG
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 1_, 1997

                                         Transmedia Asia Pacific, Inc.


                                         By: /s/ David Valliancourt
                                             -----------------------------------
                                             David Valliancourt, Chief Financial
                                             Officer


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